IVY VARIABLE INSURANCE PORTFOLIOS

Nomura VIP Asset Strategy Series
Nomura VIP Balanced Series
Nomura VIP Corporate Bond Series
Nomura VIP Limited-Term Bond Series

DELAWARE VIP TRUST

Nomura VIP Investment Grade Series
Nomura VIP Limited Duration Bond Series
Nomura VIP Total Return Series

(each a “Series”)

Supplement to the current Summary Prospectus, Statutory Prospectus, and Statement of Additional Information (“SAI”) for each Series, as may be amended

Sub-Advisor Appointment for Each Series

On or about June 15, 2026 (“Effective Date”), Nomura Corporate Research and Asset Management Inc. (“NCRAM” or the “Sub-Advisor”), located at 309 West 49th Street, New York, NY 10019, will become a sub-advisor to each Series and the changes described below will become effective. On the Effective Date, NCRAM is added as a Sub-Advisor to all applicable sections of each Series’ Summary Prospectus, Statutory Prospectus, and SAI.

Additional Series Changes (Effective on or about June 15, 2026)

With respect to each Series:

Under the “Series Summary – What are the Series’ principal investment strategies?” section of the Series’ Prospectus, the following information is added.

The Manager has appointed Nomura Corporate Research and Asset Management Inc. (“NCRAM”) to serve as a sub-advisor for the Series.  NCRAM is responsible for the day-to-day investment management of the portion of the Series that invests in high-yield, fixed income securities.  The Manager may change this allocation at any time.  NCRAM selects investments for its portion of the Series based on NCRAM’s own investment style and strategy.

Under the “Series Summary – Who manages the Series?” section of the Prospectus, the following information is added:

Sub-advisor
Nomura Corporate Research and Asset Management Inc.

Under the “How we manage the Series – Our principal investment strategies” section of the Series’ Prospectus, the following information is added:

The Manager has appointed Nomura Corporate Research and Asset Management Inc. (“NCRAM”) to serve as a sub-advisor for the Series.  NCRAM is responsible for the day-to-day investment management of the portion of the Series that invests in high-yield, fixed income securities.  The Manager may change this allocation at any time.  NCRAM selects investments for its portion of the Series based on NCRAM’s own investment style and strategy.

In selecting high-yield, fixed income securities, NCRAM uses a “Strong Horse” investment philosophy where the goal is to find companies that can carry their debt loads through the economic cycle,

generating strong, sustainable cash flows that enables them to de-lever their balance sheets and improve their ratings.  NCRAM follows an investment decision making process that follows three basic steps:  (1) idea generation where NCRAM seeks to identify trends in the market or situations where bond prices differ from fundamental risks; (2) credit research where NCRAM analyzes business risk, financial risk, bond deal structure, and sustainability risk; and (3) portfolio construction, where NCRAM considers the top-down attributes of the portfolios, especially the ratings, industry and duration posture, while choosing investments driven by bottom-up fundamental research.

The following information is added to the end of the list of sub-advisors under the “Who manages the Series – Sub-Advisors” section of the Series’ Prospectus:

Nomura Corporate Research and Asset Management Inc.

Nomura Corporate Research and Asset Management Inc. (NCRAM), located at 309 West 49th Street, New York, NY, 10019, serves as a sub-advisor for the Nomura VIP Asset Strategy Series, Nomura VIP Balanced Series, Nomura VIP Corporate Bond Series, Nomura VIP Limited-Term Bond Series, Nomura VIP Investment Grade Series, Nomura VIP Limited Duration Bond Series, and Nomura VIP Total Return Series.

Statement of Additional Information

In the Statement of Additional Information under the “Investment Manager and Other Service Providers—Sub-Advisors” section, the following disclosure is added at the beginning of the section:

Nomura Corporate Research and Asset Management Inc.

NCRAM, an SEC-registered investment adviser located at 309 West 49th Street, New York, NY, 10019, serves as a sub-advisor for the Nomura VIP Asset Strategy Series, Nomura VIP Balanced Series, Nomura VIP Corporate Bond Series, Nomura VIP Limited-Term Bond Series, Nomura VIP Investment Grade Series, Nomura VIP Limited Duration Bond Series, and Nomura VIP Total Return Series.

In the Statement of Additional Information under the “Portfolio Managers – Other Accounts Managed” section, the following information is added:

Other Accounts Managed

	No. of Accounts	Total Assets Managed	No. of Accounts with Performance-Based Fees	Total Assets in Accounts with Performance-Based Fees
David Crall
Registered Investment Companies	3	$2.1 billion	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
Stephen Kotsen
Registered Investment Companies	4	$2.1 billion	0	$0
Other Pooled Investment Vehicles	14	$7.7 billion	0	$0

Other Accounts	31	$22.1 billion	4	$2.0 billion
Amy Yu Chang
Registered Investment Companies	2	$1.9 billion	0	$0
Other Pooled Investment Vehicles	2	$1.8 billion	0	$0
Other Accounts	9	$2.4 billion	1	$545.5 million
Christopher Parham
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	6	$1 billion	0	$0
Other Accounts	0	$0	0	$0
 As of March 31, 2026

In the Statement of Additional Information under the “Portfolio Managers – Ownership of Series Shares” section, the following information is added with respect to NCRAM:

Ownership of Series Shares - NCRAM

As of March 31, 2026, the NCRAM portfolio managers did not beneficially own any shares of the Series.

Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local or foreign tax consequences before making an investment in a Series or acting on a distribution check (if applicable).

Please keep this Supplement for future reference.

This Supplement is dated May 20, 2026.